Exhibit 99.1 Acriv Acrivon on Thera Therapeutics peutics ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3): DRUG-TAILORED PATIENT SELECTION FOR CLINIC AL SUCCESS MARCH, 2023

ACRIVON THERAPEUTICS: DRUG-TAILORED PATIENT SELECTION

AIMING TO OVERCOME THE KEY ATTRITION FACTOR PREVENTING CLINICALLY ACTIVE DRUGS FROM REACHING MARKET

AP3 Platform

- Acrivon's proprietary proteomics-based predictive precision medicine platform
- Applied where NGS/genetics is insufficient and for our internal pipeline



DNA
RNA
Protein
Dysregulated Protein
Drug
Dysregulated Pathways
CANCER

OncoSignature®

- Our proprietary predictive drug-tailored biopsy test
- Extensively evaluated in prospective preclinical studies, including prediction on blinded pretreatment tumor biopsies from past trials resulting in ORR 47% and 58%



ACR-368 (Prexasertib)

- Clinically active (15-20% ORR) Phase 2 DNA Damage Response (DDR) inhibitor licensed from Eli Lilly & Co.
- Now being developed with OncoSignature patient selection for increased ORR with registrational intent



Predicted Non-Responders
Predicted Responders
Tumor fractional change
0.9
0.6
0.3
0.0
(0.3)
(0.9)
ORR = 0%
ORR = 47%
PD SD PD PD PD SD SD SD
PD SD SD SD SD SD SD PR PR PR PR PR PR PR

Pipeline

- Two co-crystallography- and AP3-driven preclinical programs targeting WEE1 and PKMYT1, proximal and redundant DDR nodes
- Single digit nM inhibitors, wholly-owned, opportunity for AP3 patient selection and pipeline combinations



2
ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor AP3 pt. selection platform



Rasmus Holm-Jorgensen
Chief Financial Officer

- Novo Nordisk Finance and IR
- Synageva pipeline expansion and $9bn sale to Alexion
- Kiniksa founding team, IPO and commercial launch



Erick Gamelin, M.D., Ph.D.
Chief Medical Officer

- Professor, CEO, large national cancer center and hospital
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- Led >100 ph 1-3 oncology trials



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Kristina Masson, Ph.D.
Co-Founder, CEO, Acrivon AB
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



John van Duzer, Ph.D.
VP, CMC

- VP/SVP Acetylon, Collegium, Eloxx, Mersana, ActivBiotics
- Inventor of HDACi's Ricolinostat and Citarinostat and COX2i Lumiracoxib



Jeremy Barton, M.D., M.R.C.P.
Chief Medical Advisor

- CMO Mirati Therapeutics, Biogen-Idec, Effector
- Head Early Oncology Drug Development Pfizer



David Proia, Ph.D.
VP, Drug Discovery and Biology

- VP, Rome Therapeutics, C4 Therapeutics
- Previously Synta, Astra-Zeneca, Boston Biotech
- Multiple recognition awards



Joon Jung, Ph.D.
VP, Head, Data Science

- VP/Head, Theonys, Inc. Cyclerion/Ironwood
- Previously Merck & Co., J&J, Triad Therapeutics
- Multiple recognition awards



Katie Peterson, C.P.A.
VP, Finance and Accounting

- Head, Financial Planning and Analysis Wave Life Sciences, Spero Therapeutics, and Merrimack Pharmaceuticals
- Audit Manager, CPA Ernst & Young LLP



Michail (Misha) Shipitsin, Ph.D.
VP, Biomarker Development

- Head clin. biomarkers, Metamark
- Scientific lead on marketed, prostate test, ProMark®
- Expert digital imaging & clinical protein biomarker tests

MERCK | MERCK SERONO | Daiichi-Sankyo | AMGEN | MIRATI | Pfizer | Biogen | Roche | Shire | Metamark | MD Anderson Cancer Center | SALK INSTITUTE | BROAD INSTITUTE | The Novo Nordisk Foundation Center for Protein Research

3
ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS AT A GLANCE

Development Site (Boston)
- Drug and clinical biomarker assay development
- Clinical trials
- Market access pending approval

Precision-Proteomics Site (Lund/Copenhagen)
- Early pipeline drug programs
- BM identification and drug profiling
- Mass spectrometry

OUR HQ IS LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA






Peter Blume-Jensen
CEO, President,
Co-Founder



Kristina Masson
EVP, Bus Ops,
Site Head and
Co-Founder



Jesper V. Olsen
Academic Co-Founder,
Novo-Nordisk Foundation
Protein Center, Cph.

Acrivon was founded in early 2018 and is backed by top-tier investors

OUR PROTEOMIC HUB IS LOCATED IN MEDICON VALLEY - NORTHERN EUROPE'S LEADING LIFE SCIENCE CLUSTER




WELLINGTON MANAGEMENT	SURVEYOR	RACAPITAL	PERCEPTIVE ADVISORS
SANDS CAPITAL	HBM Partners	MARSHALL WACE	PUREOS BIOVENTURES
HealthCor	acorn BIOVENTURES	ALEXANDRIA Venture Investments	Chione Ltd

4
ACRIVON THERAPEUTICS

ACRIVON PREDICTIVE PRECISION PROTEOMICS, AP3


DNA
RNA
Protein
Dysregulated Protein
P
P
Drug
Dysregulated Pathways
Akt
CANCER

Genomic Biomarkers are useful for patient selection in the smaller subset of cancers (<10%) with single gene driver mutations or known synthetic lethal context*

CANCER IS CAUSED BY DYSREGULATED PROTEIN ACTIVITY

Proteomic Biomarkers directly measure the disease-driving, dysregulated proteins and enable an exact match with the drug mechanism-of-action independent of genetic alterations

(Acrivon meaning: "*Exact, Accurate*")

**Oncogenic Kinase Signaling: Blume-Jensen, P. and Hunter, T. Nature (2001)*
Synthetic lethality as an engine for cancer drug target discovery: Huang, A. et al. NatRevDrugDisc (2020)

5 ACRIVON THERAPEUTICS

AP3 PLATFORM ADDRESSES HIGH UNMET NEED BEYOND NGS-BASED PRECISION MEDICINE

Current Precision Oncology Approaches Only Scratching the Surface



72 unique approvals
51 drugs
31 genomic indications
18 cancer types
Only 5% of patients respond
1st Gen Precision Oncology
Currently Unaddressed
95% of patients are currently unaddressed by traditional genetics-based precision oncology

Acrivon Positioned to Increase Precision Oncology Market Size

Precision Oncology 1.0

Herceptin (trastuzumab)	gleevec (imatinib mesylate)
Approved indications:	***Approved indications:***
HER2+ Breast Cancer	CML (BCR-ABL)
HER2+ Gastric Cancer	Ph+ ALL

Precision Oncology 2.0

- LOXO: Solid Tumors (NTRK))
- agios: IDH mutation in AML
- ignyta: NSCLC (NTRK) and CRC (ROS1, ALK)
- MIRATI: NSCLC (KRAS G12C)
- TYRA: Bladder (FGFR3)
- KINNATE: Class II and III BRAF kinase alterations: N/A
- ELEVATION: Solid Tumors (NRG1)

Predictive Precision Proteomics

Acrivon Therapeutics

Aiming to make targeted therapeutic solutions available to broader group of cancer patients

Sources: Company Filings, ACS, CDC, NCI, Wall Street Research

6 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY 3-STEP WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP³ DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE
OncoSignature®
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
No benefit
Benefit
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY


Drug OncoSignature®
Predicted Non-responder
Predicted Responder
CLASS 1 BM
CLASS 2 BM
CLASS 3 BM
Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

7
ACRIVON THERAPEUTICS

ACRIVON PIPELINE


Preclinical
Phase 1
Phase 2
Phase 3
Anticipated Next Milestone
Single-Arm Trials Based on OncoSignature Prediction
ACR-368 (CHK1/CHK2)
Platinum-Resistant Ovarian Cancer
ACR-368 Monotherapy
LDG Combination
Endometrial Cancer
ACR-368 Monotherapy
LDG Combination
Bladder Cancer
ACR-368 Monotherapy
LDG Combination
Initial Clinical Readouts in Second Half 2023
Staggered Development Under Same Master Protocol Trial Design
HPV+ SCC (anal, H&N and cervical cancer)
ACR-368 Monotherapy
LDG Combination
Option to Initiate in 2023
WEE1 Inhibitor
IND-enabling studies in 2023
PKMYT1 Inhibitor
IND-enabling studies in 2023

Notes

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

8 ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Good ADME properties, minimal drug-drug interaction (DDI) potential
- Discovered by Array Biopharma, acquired by Eli Lilly & Company
- CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037



O
N-N
H
N
N
N
H
N
O
NH_2

ACR-368 (MW): 365.4



G2/M Checkpoint
CHK1
M
G_1
Cancer Cell Cycle
G_2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1

G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints

CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Platinum-resistant ovarian and squamous cell cancers (Anal and H&N)
- **Large safety database, favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but requires patient responder identification to achieve sufficient ORR

9 ACRIVON THERAPEUTICS

CLINICAL OVERVIEW OF ACR-368 MONOTHERAPY (PAST DATA)

Indication	Trial	ORR# (confirmed)	Median DoR°	Reference
HGSOC* (BRCA wild type, primarily platinum-resistant)	Phase 2 single center (NCI)	29%	>10 months^	Lee et al, Lancet Oncology, 2018
HGSOC (BRCA wild type and mutant; platinum-resistant and refractory)	Phase 2 multi-center (Lilly)	12.1% (platinum-resistant)	5.6 months	Konstantinopoulos et al; Gynec. Oncol.: 2022
Squamous cell cancer (anal cancer, head & neck cancer [H&N])	Phase 1b multi-center (Lilly)	19% HPV+ H&N 15% anal cancer	7 months (HPV+ H&N) 12 months anal cancer	Hong et al, CCR, 2018

Dosing and Administration

- IV q14d (RP2D = 105 mg/m^2)

Safety summary

- Acceptable safety profile in >1,000 patients
    - No clinical or regulatory holds imposed across all clinical studies to date
- Primary adverse events ≥ grade 3 were hematological (manageable neutropenia and thrombocytopenia)
- Limited ≥ grade 3 non-hematological toxicities (≤7% for all AEs)
- Drug-related discontinuations <1-2%

*High grade serous ovarian cancer; ^Updated post-publication; # Overall response rate; °Duration of Response

10 ACRIVON THERAPEUTICS

PAST PHASE 2 TRIALS IN HIGH GRADE SEROUS OVARIAN CANCER NCI single-center Phase 2 study (N=28) Lilly-sponsored multi-center (46 center, 8 country) Phase 2 study (N=169) • Heavily pre-treated patients; median 5 prior lines • All lines of prior therapy, BRCA wt and mt, incl. prior PARPi • Pretreatment tumor biopsies mandated • Pretreatment tumor biopsies mandated RESULTS RESULTS • ORR 29%; mDoR >10 months (post-publication) • ORR 12.1% (excl. unconfirmed); mDoR =5.6 months mut mut • No genetic correlation with p53 , DDR , or CCNE1 • No correlation with genetic alterations 100 N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR (95 % C.I.) Best response 50 Cohort 1 (53) Plat resistant BRCA wt; ≥3 lines of 11.3 (4.3 to 23.0) (N = 24 evaluable patients) prior therapy 0 Cohort 2 (46) Plat resistant BRCA wt; < 3 lines of 13.0 (4.9 to 26.3) prior therapy (50) Cohort 3 (41) Plat resistant BRCA mt, any line of 12.2 (4.1 to 26.2) therapy (must include prior PARPi ) Cohort 4 (29) Plat refractory, any BRCA, any line of 6.9 (0.8 to 22.8) (100) therapy Platinum-sensitive Platinum-resistant Platinum-refractory Still on study Study ID Lee et al; Lancet Oncology: 2018 Konstantinopoulos et al; Gynec. Oncol.: 2022 10 14 36 48 7 42 5 46 6 24 35 38 33 23 47 28 17 41 4 31 1 37 40 29 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification ü Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% CCNE1 mRNA upregulation ü Durable clinical activity in most responders CCNE1 protein overexpression* ü No predictive biomarkers identified, need for alternative biomarker approach (ideal for AP3) Positive Negative Amplification Copy number gain Upregulation 11 ACRIVON THERAPEUTICS Best response (%)

® DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS Technical Validation Functional Validation P-proteomics Cellular MOA (Intended use tissue) (Intended use tissue) Human cancer screening: Quantitative mapping Dose response, BM antibody validation ID of drug-sensitive >20,000 p-sites; knockdowns, drug by quantitative IF on cancers and proportions 25% drug-related combinations human and PDX of responders samples Final Drug-regulated OncoSignature® DMSO 4NQO 4NQO+Prex phospho-sites and OVCAR3 Assay biological processes A2780 Prediction of drug sensitivity in cancer cell lines and PDX models Target engagement, Pathway visualization cell assays, imaging and reconstitution Patient responder Border: Most regulated Significant Not identified -14 -4 0 4 14 Log2 Intensity ratio prediction on pre- treatment tumor biopsies Literature and database mining Initial biomarker candidates 12 ACRIVON THERAPEUTICS

® ONCOSIGNATURE TESTS: USAGE IN THE CLINIC Pretreatment Treatment decision tumor biopsy based on patient stratification Predicted Predicted Sample processing Responder Non-responder ® OncoSignature test Biopsy in Automated tumor FFPE Region-of-Interest block biomarker scoring • Pretreatment tumor biopsy test • Compatible with 5 business days turn-around • Offered by CDx partner under exclusive license from Acrivon 13 ACRIVON THERAPEUTICS

® CONSISTENT ACR -368 ONCOSIGNATURE PERFORMANCE ACROSS PRECLINICAL STUDIES Tissue ID. BM1 BM2 BM3 Fov060265 0.69 0.79 0.73 Fov050855 0.94 0.71 0.67 Fov041300 0.89 0.23 0.55 Fov060380 0.95 0.62 0.51 Fov060050 0.85 0.23 0.51 Fov041285 0.69 0.19 0.5 Fov100142 0.47 0.76 0.47 Fov050764 0.82 0.22 0.47 Fov041267 0.4 0.36 0.36 Fov100146 0.84 0.57 0.26 Fov060382 0.44 0.45 0.22 Fov041269 0.37 0.21 0.2 Fov060302 0.29 0.22 0.15 Fov020067 0.89 0.38 0.09 Fov100003 0.9 0.89 0.08 Fov050700 0.17 0.17 0.07 • Prediction of the fraction of human tumors sensitive to Fov050139 0.63 0.66 0.05 Fov041138 0.36 0.11 0.05 Fov060152 0.24 0.3 0.03 Fov030062 0.57 0.14 0.02 Fov060133 0.94 0.43 0.01 Fov050666 0.93 0.38 0.01 Fov060371 0.88 0.93 0 Fov020497 0.61 0.43 0 Fov010706 0.54 0.14 0 single agent ACR-368 Fov020386 0.11 0.09 0.12 Fov050734 0.11 0.06 0.08 Fov040872 0.23 0.04 0.36 Fov050659 0.29 0.01 0.02 Fov060293 0.42 0 0 Fov060210 0.1 0.1 0 Fov050840 0.07 0.29 0.01 Fov040855 0.05 0 0.22 o Selection rate 30-40% across lead indications Fov050816 0.04 0.33 0.12 Fov060355 0.04 0.27 0 Fov010252 0.03 0.17 0.02 Fov010682 0.03 0.03 0 Fov060553 0.03 0.02 0.03 71768C3 0.02 0 0 Fov150230 0 0.36 0.12 Fov060308 0 0 0 • Identification of additional human tumor types predicted sensitive to single agent ACR-368 o Endometrial and bladder cancer • Prediction of treatment outcome in human PDX models o ORR enrichment to ≥ 55%; AUC of 0.88 and 0.9 • Two separate, prospectively designed, blinded studies of biopsies from past Phase 2 trials with ACR-368 in patients with platinum-resistant ovarian cancer o ORR enrichment to 47% (NCI) and 58% (Lilly multi-center) 14 ACRIVON THERAPEUTICS

ACR-368 ONCOSIGNATURE® PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES


Class I BM
Class 2 BM
Class 3 BM
Patient High

Predicted Responder
Patient with drug target dependency


Class I BM
Class 2 BM
Class 3 BM
Patient Low

Predicted Non-Responder
Patient with no drug target dependency efficiently excluded

Tissue ID.	BM1	BM2	BM3
Fov060265	0.69	0.79	0.73
Fov050855	0.94	0.71	0.67
Fov041300	0.89	0.23	0.55
Fov060380	0.95	0.62	0.51
Fov060050	0.85	0.23	0.51
Fov041285	0.69	0.19	0.5
Fov100142	0.47	0.76	0.47
Fov050764	0.82	0.22	0.47
Fov041267	0.4	0.36	0.36
Fov100146	0.84	0.57	0.26
Fov060382	0.44	0.45	0.22
Fov041269	0.37	0.21	0.2
Fov060302	0.29	0.22	0.15
Fov020067	0.89	0.38	0.09
Fov100003	0.9	0.89	0.08
Fov050700	0.17	0.17	0.07
Fov050139	0.63	0.66	0.05
Fov041138	0.36	0.11	0.05
Fov060152	0.24	0.3	0.03
Fov030062	0.57	0.14	0.02
Fov060133	0.94	0.43	0.01
Fov050666	0.93	0.38	0.01
Fov060371	0.88	0.93	0
Fov020497	0.61	0.43	0
Fov010706	0.54	0.14	0
Fov020386	0.11	0.09	0.12
Fov050734	0.11	0.06	0.08
Fov040872	0.23	0.04	0.36
Fov050659	0.29	0.01	0.02
Fov060293	0.42	0	0
Fov060210	0.1	0.1	0
Fov050840	0.07	0.29	0.01
Fov040855	0.05	0	0.22
Fov050816	0.04	0.33	0.12
Fov060355	0.04	0.27	0
Fov010252	0.03	0.17	0.02
Fov010682	0.03	0.03	0
Fov060553	0.03	0.02	0.03
71768C3	0.02	0	0
Fov150230	0	0.36	0.12
Fov060308	0	0	0

15 ACRIVON THERAPEUTICS

BIOPSY STUDY 1: SUBSTANTIAL RESPONSE AND PFS BENEFIT IN PREDICTED RESPONDERS (BLINDED, PROSPECTIVELY DESIGNED STUDY) • Available pretreatment tumor biopsies from past phase 2 trials at NCI with ACR-368 in platinum-resistant ovarian cancer were obtained ® rd • OncoSignature scores were generated blinded to treatment outcome at Acrivon and analyzed by 3 party biostatistician in prospectively designed study PR OncoSignature Prediction: OncoSignature Prediction: SD Non-Responders Responders 1.2 PR SD PR 0.9 PR SD SD mPFS Predicted Responders 0.6 PR mPFS = 7.9 months (days) PR SD All Predicted R 238.0 SD 0.3 All Predicted NR 66.5 SD SD in predicted R 238.0 PR SD in predicted NR 108.0 PD 0.0 mPFS in R SD SD (0.3) SD Predicted Non-Responders SD PD mPFS = 2.2 months (0.6) PD ORR = 0% ORR = 47% PD mPFS in NR PD (0.9) PD SD PD PD PD SD SD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR 0 100 200 300 400 500 600 700 Duration (days) Result: ORR ~47%; mPFS = 7.9 months 16 ACRIVON THERAPEUTICS Tumor fractional change

TWO ADDITIONAL HIGH UNMET NEED SOLID CANCERS PREDICTED ACR -368 -SENSITIVE THROUGH HUMAN TUMOR SAMPLE SCREENING HGS Ovarian Sq. NSCLC Bladder cancer Endometrial cancer Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Fov010719 0.96 0.68 0.78 Rln020132 0.17 0.26 0.02 Fur021904 0.16 0.38 0.86 Ubd040512 0.99 0.48 0.65 Fov060075 0.54 0.51 0.38 Rln010099 0.08 0.06 0.01 Fur021989 0.86 0.17 0.71 Fov020069 0.31 0.30 0.38 Ubd040016 0.30 0.58 0.63 Fov010809 0.94 0.16 0.36 Rln020029 0.48 0.28 0.00 Fur021785 0.14 0.55 0.69 Fov030970 0.93 0.28 0.33 Rln020005 0.34 0.06 0.00 Ubd040039 0.43 0.33 0.54 Fur021984 0.87 0.62 0.63 Fov010892 0.95 0.72 0.32 Rln010095 0.28 0.02 0.00 Fov040102 0.98 0.23 0.29 Fur021937 0.81 0.65 0.61 Ubd030040 0.88 0.73 0.45 Fov050734 0.95 0.22 0.25 Rln020051 0.11 0.01 0.14 Fur022037 0.12 0.22 0.54 Fov040164 0.94 0.69 0.21 Ubd040287 0.63 0.34 0.40 Rln010167 0.14 0.00 0.00 Fur130035 0.55 0.48 0.50 Fov020776 0.60 0.18 0.19 Fov050764 0.77 0.35 0.17 Rln020284 0.09 0.00 0.00 Fur030113 0.90 0.65 0.31 Ubd040151 0.65 0.72 0.34 Fov060380 0.98 0.58 0.17 Rln020141 0.05 0.18 0.00 Fur020288 0.60 0.26 0.30 Fov010172 0.85 0.51 0.17 Ubd040225 0.76 0.64 0.33 Rln020032 0.05 0.01 0.00 Fov100051 0.92 0.21 0.16 Fur020281 0.21 0.57 0.27 Fov100142 0.58 0.82 0.14 Rln010199 0.05 0.06 0.03 Fur130010 0.79 0.75 0.27 Ubd040282 0.27 0.16 0.26 Fov020160 0.58 0.30 0.14 Rln020197 0.04 0.00 0.00 Fur021781 0.75 0.31 0.26 Fov010252 0.96 0.21 0.14 Ubd060279 0.29 0.13 0.16 Fov050617 0.61 0.76 0.14 Rln020250 0.04 0.00 0.00 Fur140135 0.72 0.35 0.25 Fov060302 0.24 0.29 0.13 Rln020190 0.04 0.00 0.00 Ubd030229 0.79 0.39 0.15 Fur150643 0.61 0.73 0.22 Fov050836 0.79 0.28 0.13 0.02 0.00 0.01 Fov060050 0.86 0.25 0.12 Rln020243 Fur021558 0.61 0.33 0.22 Ubd040104 0.84 0.58 0.15 Fov041285 0.50 0.15 0.11 Rln020012 0.02 0.41 0.07 Fur020131 0.73 0.57 0.18 Fov030109 0.97 0.39 0.10 Rln010148 0.02 0.05 0.06 Ubd040056 0.79 0.83 0.14 Fov020386 0.58 0.08 0.09 Fur021367 0.30 0.55 0.18 Fov020067 0.96 0.44 0.08 Rln020006 0.01 0.00 0.02 Ubd070017 0.62 0.40 0.14 Fur020506 0.94 0.68 0.17 Fov110030 0.92 0.39 0.08 Rln020296 0.01 0.00 0.00 Fur020163 0.23 0.33 0.12 Fov041267 0.44 0.39 0.06 Ubd040204 0.12 0.76 0.12 Rln020186 0.01 0.02 0.02 Fov100004 0.95 0.36 0.05 Fur130009 0.18 0.69 0.10 Fov060003 0.78 0.24 0.05 Rln020166 0.01 0.05 0.01 Ubd040131 0.95 0.81 0.10 Fur021197 0.35 0.70 0.09 Fov020061 0.87 0.20 0.05 Rln020208 0.01 0.01 0.00 Fov041269 0.70 0.38 0.04 Fur010587 0.18 0.34 0.08 Ubd040142 0.84 0.62 0.09 Fov010873 0.97 0.53 0.03 Rln020327 0.01 0.00 0.00 Fur140260 0.77 0.51 0.07 Fov041300 0.90 0.27 0.03 Rln020343 0.01 0.00 0.01 Ubd030138 0.54 0.11 0.09 Fov060152 0.63 0.59 0.02 Fur021980 0.30 0.70 0.06 Rln020233 0.01 0.04 0.06 Fov060265 0.48 0.38 0.02 Ubd040043 0.65 0.92 0.08 Fur020831 0.18 0.45 0.04 Fov100146 0.66 0.63 0.01 0.00 0.26 0.00 Rln020007 Fov060382 0.28 0.37 0.01 Fur020809 0.36 0.58 0.00 Rln020138 0.00 0.01 0.01 Ubd050077 0.72 0.46 0.08 Fov010706 0.87 0.70 0.01 Fur030068 0.41 0.63 0.00 Fov060133 0.93 0.69 0.01 Rln020321 0.00 0.00 0.01 Ubd020464 0.73 0.63 0.07 Fur030131 0.50 0.68 0.00 Fov020059 0.97 0.27 0.01 Rln020231 0.00 0.00 0.01 Fov010682 0.85 0.59 0.01 Fur021437 0.98 0.37 0.00 Ubd040177 0.89 0.84 0.04 Rln020088 0.00 0.00 0.00 Fov100220 0.69 0.18 0.00 Fur021620 0.41 0.10 0.33 Fov010750 0.98 0.81 0.00 Rln020169 0.00 0.16 0.00 Ubd040214 0.29 0.17 0.03 Fov060434 0.91 0.56 0.00 Fur020073 0.29 0.06 0.21 Rln020164 0.00 0.00 0.00 Fov050840 0.16 0.23 0.00 Fur020115 0.56 0.02 0.00 Ubd040128 0.77 0.29 0.03 Fov040044 0.81 0.54 0.00 Rln030301 0.00 0.18 0.00 Fur020107 0.68 0.00 0.17 Fov030062 0.10 0.17 0.00 Rln020083 0.00 0.00 0.00 Ubd050035 0.17 0.33 0.02 Fov010563 0.71 0.58 0.00 Fur020703 0.05 0.27 0.00 Rln020086 0.00 0.00 0.00 Fov010903 0.82 0.09 0.00 Ubd080024 0.18 0.28 0.01 Fur021233 0.05 0.66 0.00 Fov050139 0.40 0.57 0.00 Rln020160 0.00 0.00 0.00 Fov020262 0.91 0.09 0.00 Fur021561 0.04 0.01 0.14 0.00 0.00 0.00 Ubd040101 0.26 0.31 0.01 Rln020096 Fov060553 0.84 0.08 0.00 Fur020837 0.04 0.06 0.04 Fov050417 0.72 0.26 0.00 Rln020140 0.00 0.00 0.00 Ubd030151 0.79 0.61 0.00 Fur020266 0.04 0.40 0.03 Fov050855 0.92 0.61 0.00 Rln020302 0.00 0.00 0.00 Fov060371 0.81 0.82 0.00 Fur020280 0.03 0.42 0.25 Ubd040098 0.35 0.40 0.00 Fov040694 0.59 0.81 0.00 Rln020253 0.00 0.00 0.00 Fur030193 0.03 0.10 0.02 Fov030128 0.99 0.68 0.00 Rln020331 0.00 0.00 0.08 Ubd040008 0.75 0.90 0.00 Fov020497 0.83 0.59 0.00 Fur021641 0.02 0.30 0.01 Rln020002 0.00 0.00 0.00 Fov050700 0.37 0.25 0.00 Ubd040162 0.97 0.10 0.00 Fur020121 0.02 0.14 0.01 Fov060210 0.48 0.22 0.00 Rln020415 0.00 0.00 0.00 Fov020106 0.95 0.07 0.11 Fur030025 0.01 0.03 0.01 Rln020298 0.00 0.00 0.00 Ubd040341 0.19 0.09 0.03 Fov041138 0.27 0.06 0.00 Fur021248 0.01 0.32 0.05 Rln010086 0.00 0.00 0.00 Fov020002 0.57 0.06 0.08 Ubd070027 0.20 0.08 0.01 Fur021721 0.01 0.35 0.00 Fov020111 0.16 0.05 0.11 Rln020361 0.00 0.11 0.00 Fov040872 0.31 0.04 0.01 Fur021423 0.01 0.35 0.04 Rln020383 0.00 0.01 0.06 Ubd040030 0.95 0.07 0.01 Fov050666 0.99 0.03 0.00 0.00 0.03 0.00 Fur020604 0.01 0.02 0.00 Fov050659 0.81 0.03 0.00 Rln020386 Ubd040067 0.81 0.06 0.03 71768C3 0.44 0.03 0.05 Fur020155 0.01 0.09 0.07 Rln020248 0.00 0.00 0.00 Fov050555 0.20 0.02 0.01 Ubd040074 0.60 0.03 0.10 Fur020408 0.01 0.39 0.02 Rln020221 0.00 0.00 0.00 Fov020193 0.69 0.02 0.00 Fov031530 0.81 0.01 0.10 Fur020821 0.00 0.22 0.08 Rln020184 0.00 0.00 0.01 Ubd040213 0.85 0.02 0.15 Fov030763 0.59 0.01 0.29 Rln010119 0.00 0.00 0.05 Fur030114 0.00 0.73 0.00 Fov021215 0.52 0.01 0.07 Ubd040055 0.07 0.03 0.02 Fov040855 0.11 0.01 0.04 Rln020380 0.00 0.00 0.02 Fur021562 0.00 0.07 0.00 Fov050706 0.12 0.01 0.00 Fur020786 0.00 0.00 0.00 Rln020244 0.00 0.00 0.00 Ubd040050 0.06 0.58 0.00 Fov030120 0.70 0.01 0.00 Fur021353 0.00 0.00 0.00 Fov030286 0.10 0.00 0.00 Rln020324 0.00 0.00 0.00 Ubd020068 0.05 0.11 0.18 Fov020132 0.03 0.00 0.01 Rln010122 0.00 0.00 0.00 Fur021216 0.00 0.21 0.04 Fov020486 0.03 0.00 0.00 Rln010079 0.00 0.03 0.00 Ubd040144 0.03 0.57 0.00 Fur021372 0.00 0.08 0.40 Fov050816 0.03 0.25 0.00 Fov020263 0.01 0.29 0.06 Rln020282 0.00 0.00 0.00 Fur021334 0.00 0.04 0.01 Ubd040242 0.00 0.05 0.00 Fov050388 0.01 0.00 0.05 Fur021642 0.00 0.38 0.01 Rln020249 0.00 0.00 0.00 Fov010181 0.00 0.00 0.00 Ubd040256 0.00 0.17 0.01 Rln020255 0.00 0.00 0.00 Fur021075 0.00 0.19 0.07 Fov150230 0.00 0.06 0.19 OncoSignature-positive = 30% OncoSignature-positive = 0% OncoSignature-positive = 30-50% OncoSignature-positive = 30-40% (ORR in past trials: 12+% and 29%) (ORR in past trial: 0%) 17 ACRIVON THERAPEUTICS

TWO ATTRACTIVE ACR -368 -SENSITIVE CANCER TYPES IDENTIFIED Bladder cancer patient samples Endometrial patient samples Pa Pti ae tint 1 L ent 1 O LO W W P Pa at tiie ent nt 2 H 2 HIG IGH H PP aa tite ient 1 L nt 1-LO OW W P Paatti ieent nt 2 H 2-HIG IG H H Class 1 BM Class 1 BM CHK1 S296 Class 2 BM Class 2 BM KAP1 S473 Class 3 BM Class 3 BM CCNE1 Predicted Predicted Predicted Predicted Non-Responders Responders Non-Responders Responders ACR-368 OncoSignature screening of human cancer samples 18 ACRIVON THERAPEUTICS

A SUBSET OF ENDOMETRIAL AND BLADDER PDX MODELS ARE HIGHLY SENSITIVE TO ACR -368 Bladder PDX Endometrial PDX 1,500 2,000 2,000 BL001 2,000 BL002 Endo 1 Endo 2 1,500 1,500 1,000 ACR-368-sensitive 1,000 1,000 1,000 500 responders 500 500 0 0 0 0 0 5 10 15 20 25 30 0 7 14 21 0 7 14 21 28 0 5 10 15 20 25 30 PDX-L PDX-H Day Study Days Study Days Day 2,000 1,500 2,500 3,000 BL003 BL004 Endo 3 Endo 4 2,000 2,250 1,000 BM1 1,500 1,500 1,000 1,000 500 750 500 0 0 0 0 0 7 14 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 28 Study Days Study Days Day Day 3,000 3,500 1,500 1,500 BL005 BL006 Endo 5 Endo 6 BM2 2,250 2,625 1,000 1,000 1,500 1,750 500 500 750 875 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 0 7 14 21 BM3 Study Days Study Days Day Day 2,000 2,000 2,000 2,500 BL007 BL008 Endo 7 Endo 8 2,000 1,500 1,500 1,000 1,000 1,000 1,000 500 500 Predicted Predicted 0 0 0 0 0 7 14 21 28 35 0 7 14 21 28 Responders Non-Responders 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Day Day Study Days Study Days 19 ACRIVON THERAPEUTICS Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters

AP3 UNCOVERS ACTIONABLE ACR-368 RESISTANCE MECHANISMS UNBIASED AND INDEPENDENT OF GENETIC INFORMATION



T-test significant Proteins, FDR<0.05
Unsupervised Hierarchical Clustering
Resistant
Parental
Upregulated in ACR-368 Resistant Cells
Downregulated in ACR-368 Resistant Cells
CCNB2
ABCC1
CDK6
CCND1
CHEK2
ATM
CCNA2
ATR
TOPBP1
ATRIP
TOP1
G1/S CELL CYCLE
DNA DAMAGE REPAIR

Data suggest that gemcitabine might be a rational combination to overcome DDR suppression

20 ACRIVON THERAPEUTICS

LDG SENSITIZES OVARIAN CANCER CELL LINES TO ACR -368 Ovarian-Parental OVCAR3-Parental Gemcitabine alone in Ovarian-Resistant OVCAR3-Resistant Gemcitabine alone OVCAR3-P and OVCAR3-R 150 150 150 No Gem No Gem 0.53 nM Gem 0.53 nM Gem OVCAR3-P 2.7 nM Gem 2.7 nM Gem OVCAR3-R 100 100 100 Relative IC (uM) 50 Prexasertib Abs EC50 Prexasertib Abs EC50 OVCAR3-P: 0.005 + 0 nM Gem: 15 nM + 0 nM Gem: >10 uM OVCAR3-R: 0.011 + 0.53 nM Gem: 2.7 nM + 0.53 nM Gem: 100 nM + 2.7 nM Gem: 0.2 nM + 2.7 nM Gem: 6 nM 50 Absolute IC (uM) 50 50 50 OVCAR3-P: >10 OVCAR3-R: 0.836 0 0 0 -10 -8 -6 -4 -10 -8 -6 -4 -10 -8 -6 -4 Gemcitabine Log10 (M) Prexasertib Log10(M) Prexasertib Log10(M) Gemcitabine Log10 (M) ACR-368 Log10 (M) ACR-368 Log10 (M) Bliss Synergy score: o <-10: Drug interaction is likely antagonistic o -10 to 10: Drug interaction is likely additive o >10: Drug interaction is likely synergistic 21 ACRIVON THERAPEUTICS % Cell viability realtive to DMSO % Cell viability realtive to DMSO % Cell viability realtive to DMSO

ACR -368 PHASE 2 CLINICAL TRIAL HAS BEEN INITIATED 3 Cohorts: Ovarian, Endometrial, Bladder Single-Arm Trial Single-Arm Trial OncoSignature Subject Selection on Fresh Tumor ARM 1 OncoSignature Positive ARM 2 OncoSignature Negative Monotherapy Biopsy (≤12 weeks) Combination Therapy Phase 2 Simon 2-Stage Phase 1b / 2 Stage 1 Phase 1b (N= 23 per cohort) (N= ~21) 2 ACR-368 (105 mg/m ) + LDG (dose 2 ACR-368 monotherapy (105 mg/m ) escalation) Stage 2 Phase 2 Exploratory Study (N= 48 per cohort) (N= 33 per cohort) 2 ACR-368 (105 mg/m ) + LDG at RP2D 22 ACRIVON THERAPEUTICS

INTERNAL PIPELINE: WEE1 AND PKMYT1 - LEVERAGING AP3

Rationale

- *Complement to in-licensing, leveraging our AP3 patient selection platform for high clinical POS*
- *Potential within DDR drug target class to pursue combinations (ACR-368, WEE1i, and PKMYT1i)*

Approach:

- Targets with promising clinical activity or strong rationale and no obvious patient selection path (DDR)
- Expert crystallography/Med Chem CRO; privileged access to world's brightest synchrotron MAX IV in Lund
- Structure-based drug design and SAR guided by Target Product Profile, AP3 profiling, and parallel FTO analysis

Progress:

- High resolution co-crystals generated, drug target engagement imaging assays established, single digit nM candidate lead series identified and profiled by our AP3 approach



PKMYT1 co-crystals



WEE1 co-crystallized with Ref. Cpd


Cpd. (nM):
0 (DMSO)
8
40
200
1000
5000
PD read out
Control
DAPI

Primary target engagement assays

23

ACRIVON THERAPEUTICS

WEE1 PROGRAM: IDEAL FOR THE AP3 PLATFORM

- WEE1 is a mitotic cell cycle regulatory kinase; inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe.
- Strong preclinical data and emerging clinical data:
  - AZD1775/MK1775/adavosertib (AstraZeneca)
  - Debio0123 (Debiopharm)
  - ZN-c3 (Zentalis Pharmaceuticals)



DNA
ATR
CHK1
WEE1
CDC25
Inactive
CDK1
Active
Mitosis

Targeting WEE1 kinase in Cancer, TrendsPharmSci, 2016



mPFS=6 mos
mDoR= 9 mos
2020 ASCO
ANNUAL MEETING
Primary EPs
ORR = 29%, incl. 3% CR
PFS6 = 60%



ZN-c3 Dose Escalation and Expansion Study
Best % Change in Target Lesion Size and Best Overall Response
≥300mg Dose Cohorts (N= 29)
zentalis

- ✓ Clinical activity
- ✓ Correlation with genetic alterations insufficient for responder identification
- ✓ Competitors have no obvious patient selection path

24
ACRIVON THERAPEUTICS

STRUCTURE- AND AP3-GUIDED DRUG DESIGN

WEE1 and PKMYT1 programs

Lead optimization ongoing in several prioritized series based on high resolution co-crystals (WEE1: 2.1-2.6 Å; PKMYT1: 1.65-2.1 Å)

- Potent target inhibition (IC_{50}<10 nM)
- Confirmed target engagement in cells
- Novel structural series (FTO analyses)
- Kinase selectivity (IVKA and AP3 profiling)
- PK studies ongoing



WEE1 IC50 = 4.6 nM



PKMYT1 IC50 = 2.4 nM



PKMYT1 IC50 = 10 nM



PKMYT1 co-crystallized with a candidate compound

High throughput AP3 profiling


Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

Leveraging AP3 for biologically relevant selectivity profiling

25
ACRIVON THERAPEUTICS

ACRIVON CORPORATE PRIORITIES

IP
- MoU for ACR-368 OncoSignature® (filed)
- CoM & MoU on all programs

Team-building
- Key positions to support growth

Optionality and value
- NDAs and Commercial Launch pending results
- Pipeline expansion
- Co-development deals/in-licensing



IPO

Clinical
- Advance phase 2 trials in multiple solid tumor indications with OncoSignature® patient selection

CMC
- DS and DP CMC for confirmatory trials

AP3 platform and pipeline
- Preclinical programs into IND-enabling phase
- OncoSignature® tests for Acrivon programs and potential co-development partnerships

26
ACRIVON THERAPEUTICS

AP3: BROAD APPLICABILITY AND UNTAPPED POTENTIAL DELIVERABLES Patient responder Indication Rational drug Resistance Pharmacodynamic (PD) identification finding combinations mechanisms biomarkers AP3 High resolution p-proteomic data enabling: Patient selection for Patient selection for novel Continued in-licensing druggable drivers, drug MOA, broadly applicable drugs targets and drugs (active drugs, no patient (CDK4/6, K-RAS, ADCs) rational drug combinations (CRISPR, degraders, epigenetic) selection path) (known and new targets) APPLICATIONS 27 ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Cash and marketable securities Projected runway at least into Fully Diluted Shares Outstanding $169.6M 27.0M Q4’24 Balance sheet Current operating plan with no Shares and equity grants 31-December-2022 additional financing outstanding 31-December-2022 Unaudited. 28 ACRIVON THERAPEUTICS

APPENDIX 29 ACRIVON THERAPEUTICS

TEAM HAS PIONEERED OUTCOME-PREDICTIVE QUANTITATIVE PROTEOMIC MULTIPLEX IN SITU TEST

Prostate cancer 8-marker biopsy test developed and launched by Founding team



Raw Image
Epithelium Classified
Nuclei Classified
ROI: Malignant Epithelium
A
B
C
D
Channel 1
Channel 2
Channel 3
G. BM 3 Analysis
F. BM 2 Analysis
E. BM 1 Analysis
ROI 2: Sub-cellular Tumor Compartment
H
G
F
E
Channel 6
Channel 5
Channel 4

- ProMark®: Marketed, automated *in situ* proteomic test for human outcome prediction included under NCCN guidelines
- Founding team: Has pioneered p-proteomics and quantitative multiplex imaging including double-blinded clinical validation*

Ideal test	Protein multiplex *in situ* test	Current CDx tests
Quantitative and automated	✓	(✓)
Validated Abs and reagents	✓	(✓)
Drug target and pathway activation context	✓	
Biomarkers measured in relevant region on tumor biopsy	✓	
Imaging algorithm (tissue pattern)	✓	
Addresses tumor heterogeneity	✓	
Double-blinded, prospective validation	✓	(✓)

*Blume-Jensen et al: Development and clinical validation of an *in situ* biopsy-based multimarker assay for risk stratification in prostate cancer. Clinical Cancer Research (2015)

30 ACRIVON THERAPEUTICS

PROOF-OF-CONCEPT FOR PROTEIN BIOMARKER SIGNATURE : MARKETED, OUTCOME-PREDICTIVE MULTIPLEX CANCER TEST (2015) • Third-party blinded clinical validation, bioinformatic analysis (U. Montreal) • Validation of locked ProMark™ test on single institution biopsy cases (N=274) • Secondary validation on multi-center biopsy cohort (N=359) for clinical use indication • Marketed test included under NCCN Guidelines and Medicare coverage 31 ACRIVON THERAPEUTICS

PIONEERING PHOSPHO -PROTEOMICS STUDY IDENTIFIES NOVEL PI3’K PATHWAY INHIBITOR BIOMARKERS Sci Transl Med 2: 1-14 (2010) Editorial Highlights: TOWARD CUSTOMIZING TUMOR TREATMENT Just as our view of Earth has become increasingly global, cells are now seen as complex networks of interacting and intersecting signaling pathways rather than a collection of regulated genes. A discovery strategy for novel cancer biomarkers 32 ACRIVON THERAPEUTICS

OLSEN LAB-EXAMPLES OF DEEP PROTEOMICS DRUG PROFILING

Science Signaling (2018)
ALK-i : LDK378, TAE684, crizotinib, lorlatinib.

SCIENCE SIGNALING | RESEARCH RESOURCE

CANCER

Integrated proximal proteomics reveals IRS2 as a determinant of cell survival in ALK-driven neuroblastoma

Cell Reports (2018)
SHP2-i: SHP099 -allosteric inhibitor.

Large-Scale Phosphoproteomics Reveals Shp-2 Phosphatase-Dependent Regulators of Pdgf Receptor Signaling

Cell Reports (2017)
CHK1-i: SCH900776, **ATM-i:** KU55933

Proteomics Reveals Global Regulation of Protein SUMOylation by ATM and ATR Kinases during Replication Stress

Cell Reports (2017)
CDK7-i: THZ-1

Phosphoproteomics of Primary Cells Reveals Druggable Kinase Signatures in Ovarian Cancer

Cell Systems (2017)
Deepest proteome resolution of a human cell to date

An Optimized Shotgun Strategy for the Rapid Generation of Comprehensive Human Proteomes

Cell (2019)
Functional mapping of differential signaling by RPTK mutants

Oncogenic Mutations Rewire Signaling Pathways by Switching Protein Recruitment to Phosphotyrosine Sites

Nature Communications (2020)
Highest throughput, sensitivity, and scalability to date

ARTICLE

Rapid and site-specific deep phosphoproteome profiling by data-independent acquisition without the need for spectral libraries

Nature Communications (2021)
Subcellular compartmental proteomics

ARTICLE

Spatial-proteomics reveals phospho-signaling dynamics at subcellular resolution

Nature Communications (2021)
Clinically actionable resistance mechanisms

ARTICLE

Proteomics of resistance to Notch1 inhibition in acute lymphoblastic leukemia reveals targetable kinase signatures

ONGOING (MULTICENTER): Profiling of DDR and core kinase pathway inhibitors (>45)



PC2 [27.21%]
PC1 [54.51%]
Inhibitor
ATR45
AZ20
NU6027
SCH900776
KU55933
KU60019
NU7026
NU7441
BIRB
SB203580
JNK8
SP600125
ATR
CHK1
ATM
DNAPK
p38a
JNK



33
ACRIVON THERAPEUTICS

ADVISORS AND COLLABORATORS

SAB



George Demetri, M.D., FACP, FASCO, FAACR

Professor, Harvard Med. School, Dir. Dana-Farber Cancer Institute & Ludwig Center, Boston

- Leader in Precision Oncology
- Key contributor to development and rapid approvals of Gleevec, Sutent, Stivarga, Zelboraf, Votrient, and Yondelis



Robert Abraham, Ph.D.

EVP, Head Cancer Biology, Odyssey Therapeutics

Adj. Prof. , Burnham Inst.
Adj. Prof. UCSD

- Expert in signal transduction-based R&D
- Previously SVP and WW Head, Oncology R&D, Pfizer
- VP, Oncology Res., Wyeth
- Professor, Burnham Institute
- Professor, Duke University



Timothy Yap, M.B.B.S., Ph.D., F.R.C.P.

Associate Prof., MD Anderson Cancer Center, Medical Director, Inst. for Applied Cancer Science

- Expert on DDR accelerated clinical development and predictive biomarkers
- Previously oncologist Royal Marsden, London and Inst. Cancer Res, London
- Lead/P.I. on numerous DDR trials



David Berman, M.D., Ph.D.

Professor, Director, Queen's Cancer Res. Inst., Ontario Canada

- GU Pathologist; bladder cancer expert
- Expert on protein biomarkers and quantitative tissue imaging
- Academic lead on ProMark®



Jesper V. Olsen, Ph.D.

Academic Co-Founder

Professor, Novo-Nordisk Foundation Protein Center, Cph. University

- Recognized pioneer and leading authority in phosphoproteomics and proteomic systems analyses
- Top 0.1% most cited scientist in protein sciences



Jung-Min Lee, M.D.

NCI Collaborator

Investigator, Lasker Clinical Research Scholar, NCI

- Expert on women's cancers and DNA damage response (DDR)
- Lead and co-PI on numerous HGSOC &TNBC trials
- Lead PI on ACR-368 platinum-resistant ovarian trials

34 ACRIVON THERAPEUTICS

NATIONAL CANCER INSTITUTE (NCI) TRIAL IN HIGH GRADE SEROUS OVARIAN CANCER 100 • Single-arm, Phase 2 POC study (Dr. Jung-Min Lee) Best response • N=28 (21 platinum resistant, 6 sensitive, 1 refractory) 50 (N = 24 evaluable patients) • Heavily pre-treated; median of 5 prior systemic therapies • Pretreatment biopsies mandated 0 Results: (50) • 8 PR in 28 intent to treat (ITT) patients (ORR 29%) • 6 PR in 21 platinum-resistant patients (ORR 29%) (100) • No correlation with p53*, DDR*, or CCNE1 gene expression Platinum-sensitive Platinum-resistant Platinum-refractory Still on study Study ID 10 14 36 48 7 42 5 46 6 24 35 38 33 23 47 28 17 41 4 31 1 37 40 29 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification (N = 28) (N = 28) CCNE1 mRNA -mDoR >10 months* in upregulation -mDoR >10 months* in platinum-resistant patients CCNE1 protein overexpression* Positive Negative Amplification Copy number gain Upregulation Lee et al; Lancet Oncology: 2018 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 (months) Platinum-Sensitive Platinum-Resistant Platinum-Refractory Still on study Partial response Durable clinical activity in most responders (ideal for AP3) *Updated post-publication 35 ACRIVON THERAPEUTICS Best response (%)

MULTICENTER CLINICAL TRIAL IN ADVANCED HIGH GRADE SEROUS OVARIAN CANCER Study design (Lilly-sponsored) • Multi-center (46 centers, 8 countries), Ph. 2 (N =169) • Pretreatment biopsies mandated N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR DURATION OF RESPONSE OVERALL SURVIVAL (OS) IN (95 % C.I.) (DOR) IN MONTHS MONTHS (95 % C.I.) (95 % C.I.) Cohort 1 (53) Plat resistant BRCA wt ≥3 lines of prior 11.3 (4.3 to 23.0) 8.57 (5.55 to NA) 13.04 (7.46 to 19.25) therapy Cohort 2 (46) Plat resistant BRCA wt < 3 lines of prior 13.0 (4.9 to 26.3) 3.84 (2.79 to NA) 14.32 (11.76 to 16.46) therapy Cohort 3 (41) Plat resistant BRCA mt , any line of therapy 12.2 (4.1 to 26.2) 5.55 (3.65 to 9.36) 11.14 (7.23 to 16.43) (must include prior PARPi ) Cohort 4 (29) Plat refractory, any BRCA , any line of therapy 6.9 (0.8 to 22.8) 5.31 (5.06 to NA) 8.18 (6.18 to 11.93) Konstantinopoulos et al; Gynec. Oncol.: 2022 Target indication: platinum resistant ovarian cancer (cohorts 1-3, N = 140) Observed clinical activity in cohorts 1-3: o ORR = 12.1%; DoR = 5.6 months; OS = 11.9 months Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% 36 ACRIVON THERAPEUTICS

SINGLE AGENT CLINICAL ACTIVITY IN OTHER TUMOR TYPES ACR-368 activity in other heavily pretreated tumor types (primarily squamous cell cancer SCC): • 15% ORR in Anal (N = 26), incl. 1 CR; mDoR = 12 mths* • 19% ORR in HPV+ H&N (N=16); 5% ORR in all-comer H&N (N = 57); mDoR = 7 mths • (5% ORR plat-sensitive SCLC (N =58); mDoR = 5 mths) 200 180 160 JTJA: Ph1 BOR 140 Complete Response 120 Partial Response 100 Stable Disease 80 60 Progressive Disease 40 20 0 (20) (40) (60) Hong et al; CCR: 2018 (80) (100) *ACR-368 Orphan Drug Designation for Anal Cancer transferred to Acrivon 37 ACRIVON THERAPEUTICS Change from Baseline (%)

AP3 PHOSPHOPROTEOMICS PROOF -OF -CONCEPT STUDY Using spatial phosphoproteomics developed in co-founder Jesper Olsen’s lab (Nat. Commun., 2021) Acrivon’s AP3 platform uncovers single agent sensitivity and rational drug combination for treatment with Selinexor, a selective inhibitor of nuclear export, in patients with AML Cell Reports, August 9, 2022 38 ACRIVON THERAPEUTICS

ELI LILLY ACR -368 HIGH LEVEL LICENSE TERMS • In-licensing completed 27 January 2021 – WW exclusive rights with rights to sub-license – $5M up front and low single digit percentage equity subject to ordinary dilution going forward – Aggregate development and commercial milestone payments of up to $168M, of which $5M is due prior to NDA – Tiered percentage royalty on annual net sales ranging from low single-digit up to a maximum of 10% subject to certain specified reductions – Drug product as well as drug substance sufficient to treat several hundred patients – Limited right of first negotiation expiring 45 days upon completion of certain clinical milestones 39 ACRIVON THERAPEUTICS

HPV -POSITIVE CANCERS: STRONG RATIONALE AND INCREASING POTENTIAL MARKET OPPORTUNITY • Significant upregulation and tumor dependency on DDR in HPV+ cancers – Strong preclinical evidence demonstrating activation of Chk1 and Chk2 – Durable activity of ACR-368 in in HPV-positive SCCHN and anal cancer • Oral and Oropharyngeal cancer: 54,000 new cases/year: 50 to 70% HPV+ (SEER 2022) – 7,500 new cases of HPV-associated diagnosed in women and about 19,200 diagnosed in men each year – 2.7% annual increase in oropharyngeal cancer incidence among men • Cervico-vaginal cancers: 90% HPV-related (CDC 2022) – Cervical cancer: 14,100 new cases per year – Vulvar cancer: 5,580 new cases – Vaginal cancer: 1,370 new cases • Anal cancer 9,090 new cases (6,070 in women and 3,020 in men): 95% HPV-related (SEER 2022) – 3% annual increase Total: 39,000 HPV-associated oropharyngeal, cervical, and anal cancers diagnosed annually, including 23,000 (59%) among females and 15,793 (41%) among males (CDC 2022) 40 ACRIVON THERAPEUTICS